UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2020

LIFEWAY FOODS, INC.

(Exact name of registrant as specified in its charter)

ILLINOIS	000-17363	36-3442829
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6431 Oakton St. Morton Grove, IL		60053
(Address of principal executive offices)		(Zip code)

(847) 967-1010

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock	LWAY	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b 2 of this chapter). Emerging growth company ☐

If any emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.     Entry into a Material Definitive Agreement

On December 28, 2020, Lifeway Foods, Inc. (the “Company”) entered into an amended and restated consulting agreement (the “Agreement”), effective as of December 31, 2020, with Ludmila Smolyansky, the Company’s Chairman of the Board. Under the terms and conditions of the Agreement, Ms. Smolyansky will continue to provide consulting services with respect to, among other things, our business strategy, international expansion and product management and expansion. For her services, the Company will pay Ms. Smolyansky an annual service fee of $500,000. Ms. Smolyansky will also be eligible for an annual performance fee target of $500,000 based on the achievement of specified performance criteria. Ms. Smolyansky’s annual service fee and target bonus amounts are subject to periodic change by the Compensation Committee of the Company’s Board of Directors on 30 days’ prior written notice to Ms. Smolyansky. The Agreement shall continue until either party provides at least a 10 day written notice of termination. Ms. Smolyansky will continue to be paid in arrears pursuant to the currently effective Consulting Agreement, dated as of March 8, 2016, between the Company and Ms. Smolyansky (the “Consulting Agreement”) only for periods ending on or before December 31, 2020. The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement which will be filed in accordance with the SEC’s rules and regulations.

Item 1.02.    Termination of a Material Definitive Agreement.

In accordance with the terms of the Consulting Agreement, on December 21, 2020, the Company gave 10 days prior written notice to Ms. Smolyansky that the Company is terminating the Consulting Agreement effective December 31, 2020.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

No.	Description

10.1	Amended and Restated Consulting Agreement dated December 28, 2020 by and between the Company and Ludmila Smolyansky	Filed Herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:     December 28, 2020

LIFEWAY FOODS, INC.
By:	/s/ Eric Hanson
Name: Eric Hanson Title: Chief Financial & Accounting Officer